Employee Benefit Plan Employee Benefit Plan (Notes)	12 Months Ended
Mar. 31, 2020
Retirement Benefits [Abstract]
Defined Contribution Plan Disclosures [Table Text Block]	Employee Benefit Plan
In the United States, the Company sponsors a defined contribution plan, the James Hardie Retirement and Profit Sharing Plan (the “401(k) Plan”) which is a tax-qualified retirement and savings plan covering all US employees, including the Senior Executive Officers, subject to certain eligibility requirements. In addition, the Company matches employee's contributions dollar for dollar up to a maximum of the first 6% of an employee’s eligible compensation.
For the fiscal years ended 31 March 2020, 2019 and 2018, the Company made matching contributions of US$11.1 million, US$10.6 million and US$10.4 million, respectively.